UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2012

GeoResources, Inc.

(Exact name of registrant as specified in its charter)

COLORADO	0-8041	84-0505444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Cypress Station Drive, Suite 220 Houston, Texas	77090
(Address of principal executive offices)	(Zip Code)

(281) 537-9920

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On July 31, 2012, GeoResources, Inc. (the “Registrant”) held a Special Meeting of Stockholders (the “Special Meeting”) for the purpose of considering and voting on the proposals described in greater detail in the Registrant’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on June 27, 2012. Holders of 21,895,673 shares of common stock of the Registrant, representing approximately 85.4% of the shares of the common stock of the Registrant outstanding and entitled to vote as of June 18, 2012, the record date for the Special Meeting, were present in person or represented by proxy at the Special Meeting. A summary of the voting results on each of the proposals submitted to a vote of the Registrant’s stockholders at the Special Meeting is set forth below:

Item 1 – Approve and Adopt Agreement and Plan of Merger

The stockholders approved and adopted the agreement and plan of merger (the “Merger Agreement”) dated as of April 24, 2012, by and among, the Registrant, Halcón Resources Corporation (“Halcón”), Leopard Sub I, Inc., a wholly-owned subsidiary of Halcón (“Merger Sub”), and Leopard Sub II, LLC, a wholly-owned subsidiary of Halcón (“Second Merger Sub”), pursuant to which Merger Sub will merge with and into the Registrant, with the Registrant surviving as a direct wholly owned subsidiary of Halcón, and shortly thereafter the Registrant will merge with and into Second Merger Sub, with Second Merger Sub surviving as a direct wholly owned subsidiary of Halcón, based on the votes listed below:

For	Withheld/Against	Abstain	Broker Non-Votes
21,860,045	27,242	8,386	0

Item 2 – To Approve, on a Non-Binding Advisory Basis, Executive Compensation

The stockholders approved, on an advisory basis, the compensation that may be paid or become payable to the Registrant’s named executive officers that is based on or otherwise relates to the merger as follows:

For	Withheld/Against	Abstain	Broker Non-Votes
14,981,459	6,837,828	76,386	0

In connection with the Special Meeting, the Registrant also solicited proxies with respect to a proposal to adjourn the Special Meeting, if necessary and appropriate, for the purpose of soliciting additional proxies. The adjournment proposal, which was unnecessary in light of the approval and adoption of the Merger Agreement by the Registrant’s stockholders as indicated above, was not submitted to the Registrant’s stockholders for approval at the Special Meeting.

ITEM 8.01 OTHER EVENTS

On July 31, 2012, the Registrant and Halcón issued a joint press release announcing the results of their Special Meetings. A copy of the press release is filed with this Current Report on Form 8-K as Exhibit 99.1, and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Joint Press Release dated July 31, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORESOURCES, INC.

Date: July 31, 2012	By:	/s/ Frank A. Lodzinski
	Name:	Frank A. Lodzinski
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint Press Release dated July 31, 2012